Exhibit 32.2

SARBANES-OXLEY ACT SECTION 906

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. section 1350, the undersigned officer of PFGI Capital Corporation (“PFGI Capital”) hereby certifies, to the best of such officer’s knowledge, that PFGI Capital’s Annual Report on Form 10-K for the year ended December 31, 2009 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of PFGI Capital.

Date: March 30, 2010	/s/ Kevin R. Glass
Kevin R. Glass
Chief Financial Officer and Treasurer (Principal Financial Officer)